First Energy Corp.
76 South Main Street	Exhibit 5(a)-1
Akron, Ohio 44305

September 19, 2008

FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: FirstEnergy Corp., Registration Statement on Form S-3

Dear Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to FirstEnergy contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by FirstEnergy of an unspecified number or amount and aggregate initial offering price of securities (the “Securities”) consisting of (a) shares of FirstEnergy’s common stock, par value $0.10 per share (the “Common Stock”), (b) shares of FirstEnergy’s Preferred Stock, par value $100.0 per share (the “Preferred Stock”), (c) senior unsecured debt securities of FirstEnergy (the “Debt Securities”), (d) warrants (the “Warrants”) to purchase FirstEnergy’s debt or equity securities, securities of third parties or certain other rights, or any combination of the foregoing, (e) share purchase contracts (the “Contracts”) obligating holders to purchase from FirstEnergy, and FirstEnergy to sell to holders, shares of Common Stock in the future, and (f) share purchase units (the “Units”) consisting of a share purchase contract and either FirstEnergy’s debt securities or debt obligations of third parties. The Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the Indenture for Debt Securities, dated as of November 15, 2001 and filed as Exhibit 4(c) to the Registration Statement (as amended, supplemented or modified from time to time, the “Indenture”), between FirstEnergy and The Bank of New York Mellon, as successor trustee (the “Trustee”), FirstEnergy’s Amended Articles of Incorporation and FirstEnergy’s Amended Code of Regulations. In addition, I or persons under my supervision have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of FirstEnergy, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to the original documents of all documents submitted as copies and the authenticity of the originals of such latter documents.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Securities;

          (b)      for each type or series of Securities FirstEnergy offers by means of a Prospectus, FirstEnergy will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that type or series and, if Securities of another type or series are issuable on the conversion, exchange, redemption or exercise of the Securities being offered, which also describes that other type or series;

          (c)      FirstEnergy will have offered, issued and sold the Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Securities will not violate any applicable law or any debt securities of FirstEnergy or result in a default or breach of any agreement binding upon FirstEnergy, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      in the case of Securities of any type which FirstEnergy issues and sells, the Board of Directors of FirstEnergy (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of those Securities and the other Securities, if any, issuable on the conversion, exchange, redemption or exercise of those Securities, and approve the terms of the offering and sale of those Securities;

          (e)      FirstEnergy and the initial purchasers of the Securities of any type will have duly authorized, executed and delivered a definitive purchase agreement relating to those Securities;

          (f)      in the case of any Securities issuable on the conversion, exchange, redemption or exercise of other Securities, those Securities will be available for issuance on that conversion, exchange, redemption or exercise;

          (g)      the Indenture has been duly authorized, executed and delivered by FirstEnergy and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms;

          (h)      in the case of Debt Securities of any series, (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Indenture and evidencing those Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture;

          (i)      in the case of Preferred Stock of any series, the Board will have duly adopted resolutions designating and establishing the terms of that series, and FirstEnergy will have caused any required statements respecting that series to be prepared and filed with the Secretary of State of the State of Ohio;

          (j)      in the case of shares of Common Stock or Preferred Stock, certificates representing such shares will have been duly executed, countersigned, registered and delivered in accordance with the provisions of FirstEnergy’s Amended Articles of Incorporation, Ohio law and the provisions of the applicable purchase agreement under which FirstEnergy will sell those Securities;

          (k)      in the case of each share of Common Stock or Preferred Stock, the purchase price therefor payable to FirstEnergy, or, if such share is issuable on the conversion, exchange, redemption or exercise of another Security, the consideration payable to FirstEnergy for that conversion, exchange, redemption or exercise, will not be less than the par value of that share;

          (l)      in the case of Warrants, (i) the Board will have designated and established the terms of such Warrants and any related warrant agreement and such Warrants and related warrant agreement will not include any provision that is unenforceable; (ii) forms of such Warrants complying with the terms of the related warrant agreement and evidencing those Warrants will have been duly executed and delivered in accordance with the provisions of the related warrant agreement; and (iii) any such warrant agreement shall have been duly authorized, executed and delivered by the parties thereto, and shall be valid and binding obligation of such parties, enforceable against such parties in accordance with its terms, and shall purport to be governed by the laws of the State of Ohio; and

          (m)      in the case of Contracts or Units, (i) the Board will have designated and established the terms of such Contracts or Units and any related purchase contract agreements and such Contracts or Units and related purchase contract agreements will not include any provision that is unenforceable; (ii) forms of such Contracts or Units complying with the terms of the related purchase contract agreements and evidencing those Contracts or Units will have been duly executed and delivered in accordance with the provisions of the related purchase contract agreements; and (iii) any such purchase contract agreements shall have been duly authorized, executed and delivered by the parties thereto, and shall be valid and binding obligation of such parties, enforceable against such parties in accordance with its terms and shall purport to be governed by the laws of the State of Ohio.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.     FirstEnergy is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio.

          2.     With respect to Securities constituting Common Stock, when such Common Stock has been issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the

          applicable Prospectus Supplement, the Common Stock will be validly issued, fully paid and non-assessable.

          3.     With respect to Securities constituting Preferred Stock, when such Preferred Stock has been issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement, the Preferred Stock will be validly issued, fully paid and non-assessable.

          4.     With respect to Securities constituting Debt Securities, when the Indenture has been duly authorized, executed and delivered by FirstEnergy, assuming due authorization, execution and delivery thereof by the Trustee, constitutes the legal, valid and binding agreement of FirstEnergy, and when any Debt Securities to be issued under the Indenture have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities (including any Debt Securities duly issued upon conversion, exchange or exercise of any other Security in accordance with the terms of such Security or the instrument governing such Security providing for such conversion, exchange or exercise as approved by the Board) will constitute legal, valid and binding obligations of FirstEnergy and entitled to the benefits of the Indenture, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          5.     With respect to Securities constituting Warrants, when such Warrants have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the applicable warrant agreement, such Warrants will constitute legal, valid and binding obligations of FirstEnergy, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          6.     With respect to Securities constituting Contracts or Units, when (i) such Contracts or Units have been executed, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement, the Contracts and Units will be validly issued and will constitute legal, valid and binding obligations of FirstEnergy, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Ohio, and this opinion is limited to the laws of the State of Ohio. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of

          New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for FirstEnergy, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel

First Energy Corp.
76 South Main Street	Exhibit 5(a)-2
Akron, Ohio 44305

September 19, 2008

Ohio Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Ohio Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and Ohio Edison Company, an Ohio corporation and a wholly owned electric utility operating subsidiary of FirstEnergy (the “Company”) and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior secured debt securities in the form of first mortgage bonds (the “First Mortgage Bonds”) and senior unsecured debt securities (the “Senior Unsecured Debt Securities,” and together with the First Mortgage Bonds, the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision and control have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the General Mortgage Indenture and Deed of Trust, dated January 1, 1998, as amended and supplemented from time to time (the “Mortgage Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Mortgage Trustee”), under which First Mortgage Bonds may be issued, the Indenture, dated as of April 1, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Indenture Trustee”), under which Senior Unsecured Debt Securities may be issued, the Company’s Amended Articles of Incorporation and the Company’s Amended Code of Regulations. In addition, I or persons under my supervision and control have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have also assumed that the signatures on all documents examined by me or persons under my supervision and control are genuine, which assumptions I have not independently verified.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (b)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (c)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (e)      the Mortgage Indenture has been duly authorized, executed and delivered by the Mortgage Trustee, and that at the time of execution, authentication, issuance and delivery of the First Mortgage Bonds, the Mortgage Indenture will be valid and binding obligation of the Mortgage Trustee, enforceable against the Mortgage Trustee in accordance with its terms;

          (f)      the Indenture has been duly authorized, executed and delivered by the Indenture Trustee, and that at the time of execution, authentication, issuance and delivery of the Senior Unsecured Debt Securities, the Indenture will be valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms;

          (g)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (h)      (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture or the Mortgage Indenture, as applicable, will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Mortgage in the case of First Mortgage Bonds and the Indenture in the case of Senior Unsecured Debt Securities and evidencing, as applicable, such First Mortgage Bonds or Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Mortgage Indenture or the Indenture, as applicable, and in the case of the Mortgage Indenture, an appropriate indenture supplemental thereto.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.      The Company has been duly incorporated and is in good standing under the laws of the State of Ohio, the jurisdiction of its incorporation.

          2.      The Mortgage Indenture and the Indenture have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          3.      When any First Mortgage Bonds have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the and the applicable Prospectus Supplement and in accordance with the Mortgage Indenture and the applicable indenture supplement thereto, such First Mortgage Bonds will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          4.      When any Senior Unsecured Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Senior Unsecured Debt Securities will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Debt Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Debt Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Ohio, and this opinion is limited to the laws of the State of Ohio. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Company, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel

First Energy Corp.
76 South Main Street	Exhibit 5(a)-3
Akron, Ohio 44305

September 19, 2008

The Cleveland Electric Illuminating Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: The Cleveland Electric Illuminating Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and The Cleveland Electric Illuminating Company, an Ohio corporation and a wholly owned electric utility operating subsidiary of FirstEnergy (the “Company”) and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior secured debt securities in the form of first mortgage bonds (the “First Mortgage Bonds”) and senior unsecured debt securities (the “Senior Unsecured Debt Securities,” and together with the First Mortgage Bonds, the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision and control have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the Mortgage Indenture and Deed of Trust, dated July 1, 1940, as amended and supplemented from time to time (the “Mortgage Indenture”), between the Company and JPMorgan Chase Bank, N.A., as trustee (the “Mortgage Trustee”), under which First Mortgage Bonds may be issued, the Indenture, dated as of December 1, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture Trustee”), under which Senior Unsecured Debt Securities may be issued, the Company’s Amended Articles of Incorporation and the Company’s Amended Code of Regulations. In addition, I or persons under my supervision and control have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have also assumed that the signatures on all documents examined by me or persons under my supervision and control are genuine, which assumptions I have not independently verified.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (b)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (c)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (e)      the Mortgage Indenture has been duly authorized, executed and delivered by the Mortgage Trustee, and that at the time of execution, authentication, issuance and delivery of the First Mortgage Bonds, the Mortgage Indenture will be valid and binding obligation of the Mortgage Trustee, enforceable against the Mortgage Trustee in accordance with its terms;

          (f)      the Indenture has been duly authorized, executed and delivered by the Indenture Trustee, and that at the time of execution, authentication, issuance and delivery of the Senior Unsecured Debt Securities, the Indenture will be valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms;

          (g)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (h)      (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture or the Mortgage Indenture, as applicable, will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Mortgage in the case of First Mortgage Bonds and the Indenture in the case of Senior Unsecured Debt Securities and evidencing, as applicable, such First Mortgage Bonds or Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Mortgage Indenture or the Indenture, as applicable, and in the case of the Mortgage Indenture, an appropriate indenture supplemental thereto.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.      The Company has been duly incorporated and is in good standing under the laws of the State of Ohio, the jurisdiction of its incorporation.

          2.      The Mortgage Indenture and the Indenture have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          3.      When any First Mortgage Bonds have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the and the applicable Prospectus Supplement and in accordance with the Mortgage Indenture and the applicable indenture supplement thereto, such First Mortgage Bonds will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          4.      When any Senior Unsecured Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Senior Unsecured Debt Securities will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Debt Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Debt Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Ohio, and this opinion is limited to the laws of the State of Ohio. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Company, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel

First Energy Corp.
76 South Main Street	Exhibit 5(a)-4
Akron, Ohio 44305

September 19, 2008

The Toledo Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: The Toledo Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and The Toledo Edison Company, an Ohio corporation and a wholly owned electric utility operating subsidiary of FirstEnergy (the “Company”) and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior secured debt securities in the form of first mortgage bonds (the “First Mortgage Bonds”) and senior unsecured debt securities (the “Senior Unsecured Debt Securities,” and together with the First Mortgage Bonds, the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision and control have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the Mortgage Indenture and Deed of Trust, dated April 1, 1947, as amended and supplemented from time to time (the “Mortgage Indenture”), between the Company and JPMorgan Chase Bank, N.A., as trustee (the “Mortgage Trustee”), under which First Mortgage Bonds may be issued, the Indenture, dated as of November 1, 2006 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture Trustee”), under which Senior Unsecured Debt Securities may be issued, the Company’s Amended Articles of Incorporation and the Company’s Amended Code of Regulations. In addition, I or persons under my supervision and control have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have also assumed that the signatures on all documents examined by me or persons under my supervision and control are genuine, which assumptions I have not independently verified.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (b)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (c)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (e)      the Mortgage Indenture has been duly authorized, executed and delivered by the Mortgage Trustee, and that at the time of execution, authentication, issuance and delivery of the First Mortgage Bonds, the Mortgage Indenture will be valid and binding obligation of the Mortgage Trustee, enforceable against the Mortgage Trustee in accordance with its terms;

          (f)      the Indenture has been duly authorized, executed and delivered by the Indenture Trustee, and that at the time of execution, authentication, issuance and delivery of the Senior Unsecured Debt Securities, the Indenture will be valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms;

          (g)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (h)      (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture or the Mortgage Indenture, as applicable, will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Mortgage in the case of First Mortgage Bonds and the Indenture in the case of Senior Unsecured Debt Securities and evidencing, as applicable, such First Mortgage Bonds or Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Mortgage Indenture or the Indenture, as applicable, and in the case of the Mortgage Indenture, an appropriate indenture supplemental thereto.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.      The Company has been duly incorporated and is in good standing under the laws of the State of Ohio, the jurisdiction of its incorporation.

          2.      The Mortgage Indenture and the Indenture have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          3.      When any First Mortgage Bonds have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the and the applicable Prospectus Supplement and in accordance with the Mortgage Indenture and the applicable indenture supplement thereto, such First Mortgage Bonds will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          4.      When any Senior Unsecured Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Senior Unsecured Debt Securities will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Debt Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Debt Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Ohio, and this opinion is limited to the laws of the State of Ohio. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Company, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel

First Energy Corp.
76 South Main Street	Exhibit 5(a)-5
Akron, Ohio 44305

September 19, 2008

Metropolitan Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Metropolitan Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and Metropolitan Edison Company, a Pennsylvania corporation and a wholly owned electric utility operating subsidiary of FirstEnergy (the “Company”) and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”). The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision and control have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the Indenture, dated as of July 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), the Company’s Amended Articles of Incorporation and the Company’s Amended Code of Regulations. In addition, I or persons under my supervision and control have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have also assumed that the signatures on all documents examined by me or persons under my supervision and control are genuine, which assumptions I have not independently verified.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (b)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (c)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (e)      the Indenture has been duly authorized, executed and delivered by the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms;

          (f)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (g)      (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Indenture will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.      The Company has been duly incorporated and is in good standing under the laws of the State of Pennsylvania, the jurisdiction of its incorporation.

          2.      The Indenture has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          3.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Debt Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Debt Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Pennsylvania, and this opinion is limited to the laws of the State of Pennsylvania. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Company, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel

First Energy Corp.
76 South Main Street	Exhibit 5(a)-6
Akron, Ohio 44305

September 19, 2008

Pennsylvania Electric Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Pennsylvania Electric Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          I am Associate General Counsel of FirstEnergy Corp., an Ohio corporation (“FirstEnergy”). This opinion is furnished to you in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and Pennsylvania Electric Company, a Pennsylvania corporation and a wholly owned electric utility operating subsidiary of FirstEnergy (the “Company”) and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”). The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

          In connection with this opinion, I or persons under my supervision and control have reviewed originals or copies, certified or otherwise identified to my satisfaction, of the Registration Statement, including the Prospectus, one or more Prospectus Supplements, the Indenture, dated as of April 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), the Company’s Amended Articles of Incorporation and the Company’s Amended Code of Regulations. In addition, I or persons under my supervision and control have reviewed originals, or copies certified or otherwise identified to my satisfaction, of such other instruments, certificates, records and documents and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinion. In such review, I have also assumed that the signatures on all documents examined by me or persons under my supervision and control are genuine, which assumptions I have not independently verified.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (b)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (c)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (e)      the Indenture has been duly authorized, executed and delivered by the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms;

          (f)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (g)      (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Indenture will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1.     The Company has been duly incorporated and is in good standing under the laws of the State of Pennsylvania, the jurisdiction of its incorporation.

          2.      The Indenture has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          3.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to an implied covenant of good faith, fair dealing and reasonableness.

          In connection with this opinion, I have assumed that any authorization of any such Debt Security will not have been modified or rescinded by the Board and there will not have occurred any change in law affecting the validity or enforceability of such Debt Security.

          I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus or any Prospectus Supplement forming a part of a Registration Statement under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

          I am a member of the bar of the State of Pennsylvania, and this opinion is limited to the laws of the State of Pennsylvania. Insofar as the opinions expressed herein relate to matters governed by the laws of the State of New York or the Federal laws of the United States, I have relied upon the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Company, which is also being filed as an exhibit to the Registration Statement.

Very truly yours,

/s/ Wendy E. Stark
Wendy E. Stark
Associate General Counsel